January 31, 2021, as amended through July 2, 2021

SUMMARY PROSPECTUS

SIMT Tax-Managed Small/Mid Cap Fund (STMSX)

Class F

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information and annual and semi-annual reports, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated January 31, 2021, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Fund's website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

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Investment Goal

High long-term after-tax returns.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.59%
Total Annual Fund Operating Expenses	1.24%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Small/Mid Cap Fund — Class F Shares	$126	$393	$681	$1,500

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Tax-Managed Small/Mid Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and medium capitalization companies. For purposes of this Fund, a small or medium capitalization company is a company with a market capitalization in the range of companies in the Russell 2500 Index (between approximately $43 million and $31.6 billion as of December 31, 2020) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies. To a limited extent, the Fund may loan its portfolio securities through a securities lending agent.

The Fund uses a multi-manager approach, relying primarily on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Assets of the Fund not allocated to a Sub-Adviser are managed directly by SIMC. In managing assets of the Fund not allocated to Sub-Advisers, SIMC may apply a variety of quantitative and/or fundamental investment styles. A quantitative investment style generally involves a systematic or rules-based approach to selecting investments based on specific measurable factors. A fundamental investment style generally involves selecting investments through research and analysis of financial statements, relevant industry and economic data, or other characteristics. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund implements the investment recommendations of SIMC and the Sub-Advisers through the use of an overlay manager appointed by SIMC. Each Sub-Adviser and SIMC provides a model portfolio to the overlay manager on an ongoing basis that represents that Sub-Adviser's or SIMC's recommendation as to the securities to be purchased, sold or retained by

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the Fund. The overlay manager then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-Advisers and SIMC, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC.

Pursuant to direction from SIMC, the overlay manager has limited authority to vary from the models, primarily for the purpose of efficient tax management of the Fund's securities transactions. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible. SIMC may also direct the overlay manager to adjust the portfolio to implement SIMC's forward looking views regarding various portfolio characteristics or factors, or for risk management purposes. The overlay manager may also vary the portfolio implementation to seek trading cost efficiencies, portfolio rebalancing or other portfolio construction objectives as directed by SIMC.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange-listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that small or medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Taxation Risk — The Fund is managed to seek to minimize tax consequences to shareholders, but there is no guarantee that the Fund will be able to operate without incurring taxable income and gains to shareholders.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Securities Lending Risk — Securities lending arrangements are subject to the risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail

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financially. In addition, invested collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the collateral.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 24.52% (12/31/20) Worst Quarter: -30.74% (03/31/20)

Average Annual Total Returns (for the periods ended December 31, 2020)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed Small/Mid Cap Fund — Class F	1 Year	5 Years	10 Years	Since Inception (10/31/2000)
Return Before Taxes	10.24%	9.07%	9.23%	6.99%
Return After Taxes on Distributions	10.18%	8.38%	8.70%	6.50%
Return After Taxes on Distributions and Sale of Fund Shares	6.09%	7.06%	7.48%	5.81%
Russell 2500 Index Return (reflects no deduction for fees, expenses or taxes)	19.99%	13.64%	11.97%	9.30%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Cardinal Capital Management, L.L.C.	Eugene Fox III Robert B. Kirkpatrick, CFA Rachel D. Matthews Robert Fields	Since 2016 Since 2016 Since 2016 Since 2016	Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
Easterly Investment Partners LLC	Joshua Schachter, CFA Philip Greenblatt, CFA	Since 2014 Since 2020	Senior Portfolio Manager Portfolio Manager, Senior Analyst
Hillsdale Investment Management Inc.	A. Christopher Guthrie, CFA Tony Batek, CFA	Since 2018 Since 2018	President, CEO, Senior Portfolio Manager, Founding Partner Senior Portfolio Manager, Partner
Martingale Asset Management, L.P.	James M. Eysenbach, CFA	Since 2018	Executive Vice President & Chief Investment Officer
Parametric Portfolio Associates LLC	Thomas Seto Paul Bouchey	Since 2005 Since 2014	Head of Investment Management Global Head of Research
Rice Hall James & Associates, LLC	Lou Holtz, CFA Yossi Lipsker, CFA	Since 2017 Since 2017	Portfolio Manager Portfolio Manager

Purchase and Sale of Fund Shares

The minimum initial investment for Class F Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.